UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 29, 2016

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas	001-14206	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas		79901
(Address of principal executive offices)		(Zip Code)

(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
El Paso Electric Company (the “Company”) announced on February 29, 2016 that the City of El Paso approved in principle the settlement terms for the Company’s rate case pending before the Public Utility Commission of Texas (the “Commission”). Once the settling parties have agreed formally to the terms and executed the final documentation, the settlement documents will be filed with the Commission for approval. A copy of the Press Release issued on February 29, 2016 and the Proposed Settlement Term Sheet that was approved at the February 29, 2016 El Paso City Council Meeting are attached as Exhibits 99.01 and 99.02 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.01	Press Release issued by the Company dated February 29, 2016
99.02	Proposed Texas Rate Case Settlement Term Sheet as approved by the El Paso City Council
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO ELECTRIC COMPANY

By:	/s/ MARY E. KIPP
Name:	Mary E. Kipp
Title:	Chief Executive Officer
Dated: February 29, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press Release issued by the Company dated February 29, 2016
99.02	Proposed Texas Rate Case Settlement Term Sheet as approved by the El Paso City Council